SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K
Current Report

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Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 29, 2017 (November 22, 2017)

PAZOO, Inc.
(Exact name of Registrant as specified in charter)

Nevada	333-178037	27-3984713
(State or other	(Commission	(I.R.S. Employer
jurisdiction of incorporation)	file number)	Identification Number)

34 DeForest Avenue, Unit 9
East Hanover, New Jersey 07936
 (Address of Principal Executive Offices)

Not Applicable
(Prior Address if Changed From Last Report)

(973) 455-0970
 (Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

On November 22, 2017, Pazoo, Inc. (the "Company"), pursuant to a certain Limited Liability Company Membership Interest Purchase Agreement (the "Agreement"), sold a seventy percent (70%) Membership Interest in its wholly owned subsidiary MA & Associates LLC to MA Analytics, LLC, an entity owned and managed by Mark Sarna, a lender to the Company.  The sale was based on an enterprise value of MA & Associates LLC of $2,176,810.  The purchase price for the purchased interest was $1,523,767, of which $492,227.30 was paid in the form of cash and $1,031,539.70 in the form of the retirement of outstanding loans, including accrued interest, made by Mark Sarna to the Company. The Agreement also provides that MA Analytics, LLC has the option, exercisable over the next 18 months, to purchase an additional 10 percent (10%) Membership Interest in MA & Associates LLC at a 4% to 10% valuation premium depending on when the Las Vegas, Nevada testing laboratory opens.  Before any distributions are made to the members of MA & Associates, LLC, certain existing loans made by Mark Sarna to the Company and MA & Associates LLC, presently totaling approximately $461,000 in principal and accrued interest, will be repaid; thereafter, certain of the remaining non-convertible loans made by Mark Sarna and/or associated lenders to the Company, in the approximate amount of $304,000, may, at the discretion of MA Analytics, LLC, be repaid out of the Company's thirty percent (30%) profit participation interest.  The foregoing description of the Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

a.	Exhibits.

2.1	Limited Liability Company Membership Interest Purchase Agreement entered into and effective November 22, 2017, by and among Pazoo, Inc., MA & Associates LLC and MA Analytics, LLC.*

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*	The schedules to Exhibit 2.1 have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Pazoo, Inc. will furnish any schedules to the Securities and Exchange Commission upon request.

Signatures

Pursuant to the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 29, 2017	PAZOO, INC. (Registrant)

	By:	/s/ Steve Basloe
Steve Basloe / acting CEO